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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 15, 1999


                                 CBS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)


        1-00977                                          25-0877540
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(Commission File Number)                    (I.R.S. Employer Identification No.)


51 WEST 52ND STREET
NEW YORK, NEW YORK                                          10019
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(Address of Principal Executive offices)                  (Zip Code)


                                 (212) 975-4321
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\849596\04\$7JW04!.DOC\80758.0215
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           (a) On November 15, 1999, CBS Corporation (the "Company") completed the acquisition of King World Productions, Inc. ("King World"). The acquisition was effected by the merger (the "Merger") of King World with and into K Acquisition Corp., a direct, wholly-owned subsidiary of the Company ("K Acquisition").

           The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of March 31, 1999 (the "Original Merger Agreement"), as amended by Amendment No. 1, dated as of September 8, 1999 ("Amendment No. 1"), by and among the Company, King World and K Acquisition. A copy of the Original Merger Agreement was included as Exhibit 2.1 to the Company's Registration Statement on Form S-4, filed with the Securities and Exchange Commission (the "SEC") on August 9, 1999, and is incorporated herein by reference. A copy of Amendment No. 1 was included as Exhibit 2.1 to the Company's Report on Form 8-K, filed with the SEC on September 15, 1999, and is incorporated herein by reference.

           The consideration paid to King World stockholders was equal to .81 shares of the Company's common stock for each outstanding share of King World's common stock. The merger consideration was determined by arm's-length negotiations. A copy of the press release announcing the completion of the Merger is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

           (b) King World's business consists primarily of the production and distribution of first-run and other television programming and films, and the Company intends to continue such business.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of the Business Acquired.

         The consolidated audited balance sheets of King World as of August 31, 1998 and 1997 and the consolidated statements of income, stockholders' equity and cash flows of King World for the fiscal years ended August 31, 1998, 1997 and 1996 have been reported previously by King World on King World's Annual Report on Form 10-K for the fiscal year ended August 31, 1998. In accordance with General Instruction B.3. to Form 8-K, such information is not reported in this Report.

         The consolidated unaudited balance sheet of King World as of May 31, 1999 and the consolidated statements of income, stockholders' equity and cash flows of King World for the nine months ended May 31, 1999 and 1998 have been reported previously by King World on King World's Quarterly Report on Form 10-Q for the quarter ended May 31, 1999. In



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         accordance with General Instruction B.3. to Form 8-K, such information is not reported in this Report.

         (b) Pro Forma Financial Information.

         The Company's unaudited pro forma combined condensed balance sheet as of June 30, 1999 and unaudited pro forma combined condensed statement of operations for the six months ended June 30, 1999 and the year ended December 31, 1998 has been reported previously in the Company's Registration Statement on Form S-4, as amended by Post-Effective Amendment No. 1 thereto (Reg. No. 333-84761). In accordance with General Instruction B.3. to Form 8-K, such information is not reported in this Report.

         (c) Exhibits.

Exhibit No.       Exhibit

  99.1 Press Release, dated November 15, 1999, announcing the completion of the Merger.














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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CBS CORPORATION

Date:  November 22, 1999.                  By: /s/ Robert G. Freedline
                                               --------------------------------
                                               Robert G. Freedline
                                               Vice President and Controller
















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
                                  EXHIBIT INDEX

Exhibit No.           Exhibit

  99.1 Press Release, dated November 15, 1999, announcing the completion of the Merger.














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